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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 31, 1998


                              SCHUFF STEEL COMPANY
             (Exact name of registrant as specified in its charter)


         DELAWARE                      000-22715                86-0318760
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)



              1841 WEST BUCHANAN STREET, PHOENIX, ARIZONA     85009
             (Address of principal executive offices)      (Zip code)




        Registrant's telephone number, including area code (602) 252-7787


                                 Not applicable.
         (Former name or former address, if changed since last report.)
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ITEM 5. OTHER EVENTS

         Effective August 31, 1998, and pursuant to a Stock Purchase Agreement dated as of August 12, 1998 (the "Purchase Agreement"), among Schuff Steel Company (the "Company"), Wayne Harris (the "Seller"), and Six Industries, Inc. ("Six"), the Company purchased all of the issued and outstanding capital stock of Six from Seller. Six had no long-term debt at closing. The aggregate purchase price was $17.93 million, of which $16.43 million was paid in cash and $1.5 million is in the form of a note to the Seller, which is due in two annual installments.

         Six provides a wide array of steel products and services, including the fabrication of industrial structural steel and the manufacturing of equipment for use in the oil, petrochemical, and pipeline industries. Six maintains its principal facilities in Houston, Texas. These operations will be maintained on a going forward basis.

         The Company obtained the funds for the cash portion of the purchase price through the Company's private placement of its 10 1/2% Senior Notes due 2008, which was completed on June 4, 1998 (See the Company's Current Report on Form 8-K, as amended, dated June 4, 1998).

         On September 3, 1998, the Company issued a press release relating to the completion of the acquisition. A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

EXHIBIT
NUMBER            DESCRIPTION

    2.1           Purchase Agreement described in Item 5 above (1)

    99.1          Press Release dated September 3, 1998

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    (1)           Certain information in this exhibit will be omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request under Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.


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                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     SCHUFF STEEL COMPANY



Date: September 4, 1998           By: \s\ Kenneth F. Zylstra
                                      ------------------------------------------
                                      Vice President and Chief Financial Officer
                                      (Principal Financial Officer and Duly
                                      Authorized Officer)


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                                  EXHIBIT INDEX


    EXHIBIT
    NUMBER        DESCRIPTION

    2.1           Purchase Agreement described in Item 5 above (1)

    99.1          Press Release dated September 3, 1998

--------------------------
    (1) Certain information in this exhibit will be omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request under Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.